AS-Augment Systems, Inc.



INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


COMMON STOCK


SEE REVERSE SIDE

FOR CERTAIN DEFINITIONS



CUSIP



This Certifies that




is the owner of




FULLY PAID AND NON-ASSESSABLE SHARES OF  COMMON STOCK OF $.01 PAR VALUE OF


AUGMENT SYSTEMS, INC.


(herein called the ``Corporation''), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

   This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:


TREASURER


PRESIDENT



COUNTERSIGNED AND REGISTERED:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

TRANSFER AGENT AND REGISTRAR


BY

AUTHORIZED SIGNATURE
AUGMENT SYSTEMS, INC.


The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM -as tenants in common


TEN ENT -as tenants by the entireties


JT TEN -as joint tenants with right

    of survivorship and not as

tenants in common


UNIF GIFT MIN ACT- ...............Custodian..............


(Cust)    (Minor)


under Uniform Gifts to Minors


Act...............................


(State)


Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED                   hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE


(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE)


Shares


of the common stock represented by the within Certificate and do hereby irrevocably constitute and appoint


Attorney


to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated


X

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement, or any change whatever.


SIGNATURE GUARANTEED:



THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.